Eclipse Funds Inc.
Form N-SAR
Period Ending 4/30/06

Sub-Item 77Q-1:

The following documents have been previously filed and are each incorporated herein by reference from various Post-Effective Amendments with Eclipse Funds Inc.’s registration statement on Form N1-A, as filed with the Securities and Exchange Commission:

77Q1(a). Charter Documents

Articles of Incorporation of Eclipse Funds Inc. - Previously filed with the Company's Initial Registration Statement No.
33-36962 on September 21, 1990.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November
19, 1990.

Articles of Amendment to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No. 4 to the Company's Registration Statement No. 33-36962 on November
2, 1992.

Form of Articles Supplementary to Articles of Incorporation of
Eclipse Funds Inc. - Previously filed with Post-Effective
Amendment No. 7 to the Company's Registration Statement No.
33-36962 on October 14, 1994.

Articles of Amendment to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No. 8 to the Company's Registration Statement No. 33-36962 on December
29, 1994.

Form of Articles Supplementary to Articles of Incorporation of
Eclipse Funds Inc. - Previously filed with Post-Effective
Amendment No. 19 to the Company's Registration Statement No.
33-36962 on September 25, 1998.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
25 to the Company's Registration Statement No. 33-36962 on
December 29, 2000.

Articles of Amendment to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
25 to the Company's Registration Statement No. 33-36962 on
December 29, 2000.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
32 to the Company's Registration Statement No. 33-36962 on
November 7, 2002.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
37 to the Company's Registration Statement No. 33-36962 on
December 31, 2003.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
37 to the Company's Registration Statement No. 33-36962 on
December 31, 2003.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
37 to the Company's Registration Statement No. 33-36962 on
December 31, 2003.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
37 to the Company's Registration Statement No. 33-36962 on
December 31, 2003.

Articles of Amendment to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
37 to the Company's Registration Statement No. 33-36962 on
December 31, 2003.

Articles of Amendment to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
39 to the Company's Registration Statement No. 33-36962 on
February 27, 2004.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
39 to the Company's Registration Statement No. 33-36962 on
February 27, 2004.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
39 to the Company's Registration Statement No. 33-36962 on
February 27, 2004.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
40 to the Company's Registration Statement on No. 33-36962 on
April 15, 2004.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
44 to the Company's Registration Statement No. 33-36962 on March
22, 2005.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
46 to the Company's Registration Statement No. 33-36962 on July
26, 2005.

Articles Supplementary to Articles of Incorporation of Eclipse
Funds Inc. - Previously filed with Post-Effective Amendment No.
49 to the Company's Registration Statement No. 33-36962 on
October 26, 2005.

By-Laws of Eclipse Funds Inc. - Previously filed with Post-Effective
Amendment No. 49 to the Company's Registration Statement No. 33-36962
on October 26, 2005.

77Q1(e). Investment Advisory Contracts

Form of Amended and Restated Management Agreement between
Eclipse Funds Inc., on behalf of each portfolio of Eclipse
Funds Inc., and New York Life Investment Management LLC -
Previously filed with Post - Effective Amendment No. 49 to
33-36962 on October 26, 2005.

Amended and Restated Schedule A to Amended and Restated
Management Agreement between Eclipse Funds Inc. and New
York Life Investment Management LLC - Previously filed
with Post Effective Amendment No. 50 to the Company's
Registration Statement No. 33-36962 on March 1, 2006.

Form of (composite) Sub-Advisory Agreement between MainStay
Management LLC, on behalf of the Intermediate Term Bond
Fund, All Cap Growth Fund, Short Term Bond Fund and All Cap
Value Fund, and MacKay Shields LLC - Previously filed with
Post-Effective Amendment No. 17 to the Company's
Registration Statement No. 33-36962 on May 1, 1997.

Form of (composite) Sub-Advisory Agreement between MainStay
Management LLC, on behalf of the Indexed Bond Fund, S&P 500
Index Fund and Income Manager Fund, and Monitor Capital
Advisors LLC - Previously filed with Post-Effective
Amendment No. 17 to the Company's Registration Statement No.
33-36962 on May 1, 1997.

Form of Sub-Advisory Agreement between MainStay Management
LLC, on behalf of the Cash Reserves Fund and New York Life
Insurance Company - Previously filed with Post-Effective
Amendment No. 17 to the Company's Registration Statement No.
33-36962 on May 1, 1997.

Expense Limitation Agreement between Eclipse Funds Inc. and
New York Life Investment Management LLC on behalf of
MainStay Growth Equity Fund dated October 25 , 2005.

Expense Limitation Agreement between Eclipse Funds Inc. and
New York Life Investment Management LLC on behalf of
MainStay Growth Equity Fund dated May 1, 2006.

Expense Limitation Agreement between Eclipse Funds Inc. and
New York Life Investment Management LLC.

Form of Expense Limitation Agreement between Eclipse Funds
Inc. and New York Life Investment Management LLC on behalf
of MainStay Income Manager Fund.

Form of Expense Limitation Agreement between Eclipse Funds
Inc. and New York Life Investment Management LLC on behalf
of MainStay Conservative Allocation Fund, MainStay Growth
Allocation Fund, MainStay Moderate Allocation Fund and
MainStay Moderate Growth Allocation Fund dated February 15,
2006.

Form of Expense Limitation Agreement between Eclipse Funds
Inc. and New York Life Investment Management LLC on behalf
of MainStay Conservative Allocation Fund, MainStay Growth
Allocation Fund, MainStay Moderate Allocation Fund and
MainStay Moderate Growth Allocation Fund as of dated May 1,
2006.

Form of Expense Limitation Agreement between Eclipse Funds
Inc. and New York Life Investment Management LLC on behalf
of Mainstay Large Cap Opportunity Fund dated July 29, 2005.

Form of Expense Limitation Agreement between Eclipse Funds
Inc. and New York Life Investment Management LLC on behalf
of Mainstay Large Cap Opportunity Fund dated as of May 1,
2006.

Form of Distribution Agreement between Eclipse Funds Inc. and
NYLIFE Distributors, Inc.

Eclipse Funds Inc. Amended and Restated Management Agreement amended and restated as of March 30, 2005 (attached hereto).

Eclipse Funds Inc. Amended and Restated Management Agreement amended and restated effective as of June 29, 2005 (attached hereto).

Eclipse Funds Inc. Amended and Restated Management Agreement amended and restated effective as of September 28, 2005 (attached hereto).

Eclipse Funds Inc. Amendment to Amended and Restated Management Agreement amended and restated effective as of March 30, 2005 (attached hereto).

Expense Limitation Agreement of Asset Allocation Funds dated as of May 1, 2006 (attached hereto).

Expense Limitation Agreement of Asset Allocation Funds dated as of February 15, 2006 (attached hereto).

Expense Limitation Agreement of Asset Allocation Funds dated as of March 31, 2005 (attached hereto).

Expense Limitation Agreement of Growth Equity Fund dated as of May 1, 2006 (attached hereto).

Expense Limitation Agreement of Income Manager Fund dated as of January 2, 2006 (attached hereto).

Expense Limitation Agreement of Large Cap Opportunity Fund dated as of May 1, 2006 (attached hereto).

Expense Limitation Agreement of Large Cap Opportunity Fund dated as of July 29, 2005 (attached hereto).